Exhibit 10.12

EXECUTION VERSION

Side Letter to Purchase Agreement

September 24, 2025

Reference is made to the share purchase agreement (the “Purchase Agreement”) entered into on August 29, 2025, by and among GLOBAL HEALTH SOLUTIONS, INC. (D/B/A TURN THERAPEUTICS), a corporation incorporated under the laws of Delaware whose registered office is at 250 North Westlake Blvd. #210, Westlake Village, CA 91362 (the “Company”), GEM GLOBAL YIELD LLC SCS, a “société en comunandite simple” formed under the laws of Luxembourg having LEI No. 213800CXBEHFXVLBZO92 having an address at 12C, rue Guillaume J. Kroll, L-1882 Luxembourg (the “Purchaser”); and GEM YIELD BAHAMAS LIMITED, a limited company formed under the laws of the Commonwealth of the Bahamas and having an address at 3 Bayside Executive Park, West Bay Street & Blake Road, P.O. Box N-4875, Nassau, The Bahamas (“GYBL,” and together with the Company and Purchaser, the “Parties”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

This side letter (this “Letter”) constitutes the agreement of the Parties that the Purchase Agreement shall be amended and/or supplemented by the following provisions, so that this Letter shall form an integral part of the Purchase Agreement and the provisions of the Purchase Agreement shall apply accordingly. Except as set forth herein, the provisions of the Purchase Agreement are not amended and remain in full force and effect.

1.             The definition “Threshold Price” under Section 1.01 of the Purchase Agreement shall be deleted in its entirety and replaced as follows:

“Threshold Price” is the lowest price at which the Company may sell Shares during a Draw Down Pricing Period, as set forth in each Draw Down Notice; provided that such price shall in no event be less than $1.00.

2.             Miscellaneous

(a)           The provisions of this Letter shall apply mutatis mutandis throughout the  Purchase Agreement, as the context requires.

(b)            Each of the Parties hereto confirms, as of the signing of this Letter, its acceptance of this Letter and agrees to be bound by the terms of this Letter.

(c)           This Letter shall be governed by, construed, and take effect in accordance with the laws of New York.

(d)            All disputes, controversies or claims between the Parties arising out of or in connection with this Letter (including its existence, validity or termination) which cannot be amicably resolved shall be finally resolved and settled under the Rules of Arbitration of the American Arbitration Association and its affiliate, the International Center for Dispute Resolution, in New York City. The arbitration tribunal shall be composed of one arbitrator. The arbitration will take place in New York City, New York, and shall be conducted in the English language. The arbitration award shall be final and binding on the Parties.

(e)            This Letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other Parties hereto, it being understood that all Parties need not sign the same counterpart.

(f)             This Letter, the Purchase Agreement and the Registration Rights Agreement represent the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth herein. No provision of this Letter may be amended other than by a written instrument signed by both Parties.

(g)           The Section headings herein are for convenience only and shall not affect the construction hereof.

(h)            This Letter and all terms, provisions and conditions hereof shall be binding upon the parties hereto, and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, to their respective heirs, executors, personal representatives, successors and lawful assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have caused this Letter to be duly executed as of day and year first above written.

THE COMPANY: GLOBAL HEALTH SOLUTIONS, INC. (D/B/A TURN THERAPEUTICS)
By:	/s/ BRADLEY BURNAM
	Name:	BRADLEY BURNAM
	Title:	CEO

PURCHASER: GEM GLOBAL YIELD LLC SCS
By:	/s/ Christopher F. Brown
	Name:	Christopher F. Brown
	Title:	Manager

GEM YIELD BAHAMAS LIMITED

By:	/s/ Christopher F. Brown
	Name:	Christopher F. Brown
	Title:	Manager

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